UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2007

BMB MUNAI, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (7272) 375-125
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On September 19, 2007, BMB Munai, Inc. (the “Company”) announced the successful completion of its offer to exchange (the “Exchange Offer”) its U.S. $60,000,000 5.0 per cent. Convertible Notes due 2012 issued pursuant to a Trust Deed dated July 13, 2007 (the “Original Notes”) for U.S. $60,000,000 5.0% Convertible Senior Notes due 2012 issued pursuant to a New York law-governed trust indenture dated September 19, 2007 (the “Exchange Notes”). The Exchange Offer expired September 18, 2007 at 5:00 p.m. (New York time). All U.S. $60,000,000 aggregate principal amount of the Original Notes was tendered for exchange. A copy of the press release announcing the completion of the Exchange Offer is attached as an exhibit to this Current Report.

The Exchange Notes and the shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), issuable upon conversion of the Exchange Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Exchange Notes to non-U.S. holders of the Original Notes outside of the United States in accordance with Regulation S under the Securities Act and in compliance with the laws and regulations applicable in each country where the placement took place. The Company realized no proceeds from the Exchange Offer.

On September 19, 2007, the Company entered into the indenture, dated September 19, 2007, between the Company and The Bank of New York, as trustee, governing the Exchange Notes (the “Indenture”). The Indenture complies with the U.S. Trust Indenture Act of 1939, as amended, and is eligible for qualification thereunder. The descriptions of the Indenture and the Exchange Notes in this Current Report are only summaries of those documents and are qualified in their entirety by reference to the terms of the Indenture and the form of the Exchange Notes, copies of which are attached as exhibits to this Current Report.

The financial terms of the Exchange Notes are identical to the financial terms of the Original Notes. The Exchange Notes constitute direct, unsubordinated and unsecured, interest bearing obligations of the Company. The Exchange Notes carry a 5.0% coupon and have a yield to maturity of 6.25%. Interest on the Exchange Notes is payable in cash semiannually on January 13 and July 13 of each year, beginning January 13, 2008.

The Exchange Notes are convertible into Common Stock at the option of each holder beginning on the first to occur of:

•	The tenth business day following the Shelf Registration Statement (as defined below) effective date, and

•	July 13, 2008,

and ending on the earlier to occur of:

•	The close of business on June 28, 2012, and

•	if the Exchange Note is called for redemption before the maturity date, the close of business on the day which is 10 days before the date fixed for redemption.

The conversion price is U.S. $ 7.2094. The conversion price is subject to subsequent customary adjustments in certain circumstances, including but not limited to a change of control of the Company and certain future equity financings. Notwithstanding any provision which permits or requires adjustment to the conversion price, no adjustment of the conversion price shall be made that would reduce the conversion price below U.S. $ 6.95. The number of shares to be issued upon the exercise of a conversion right will be determined by dividing the principal amount of the Exchange Note being converted by the conversion price in effect on the conversion date.

The Exchange Notes are callable by the Company at any time on or after July 13, 2010 at a price equal to 104% of the principal amount thereof plus any accrued and unpaid interest to the date fixed for redemption, subject to the Common Stock price trading at least 30% above the conversion price then in effect. Holders of the Exchange Notes will have the right to require the Company to redeem all or a portion of their Exchange Notes:

•	on July 13, 2010 at a price equal to 104% of the principal amount thereof plus any accrued and unpaid interest to the date fixed for redemption;
•

at a price equal to 110% of the principal amount thereof plus any accrued and unpaid interest to the date fixed for redemption if the Company fails to meet certain deadlines with respect to the filing and effectiveness of the Shelf Registration Statement; or

•	at an adjustable price based on the time the Exchange Note is outstanding if there is a change of control of the Company.

Unless previously redeemed, converted or purchased and cancelled, the Exchange Notes will be redeemed by the Company at a price equal to 107.2% of the principal amount thereof on July 13, 2012.

On or prior to July 13, 2010, in the event of a change of control of the Company, the holders of the Exchange Notes will be entitled to a decreasing cash premium payment from the Company in the event that they exercise their conversion right following such change of control. Shares of Common Stock issued upon conversion of the Exchange Notes will rank pari passu in all respects with other Common Stock in issue on the date of conversion.

The Indenture contains a financial covenant that requires the Company, subject to certain exceptions relating to corporate acquisitions, to maintain a maximum ratio of net debt to equity. In addition, the Indenture contains other customary affirmative and negative covenants, as well as customary events of default.

Under a registration rights agreement dated July, 13, 2007 previously entered into by the Company, the Company is required to prepare and file, as soon as practicable but in any event within 100 days after July 13, 2007, a shelf registration statement (the “Shelf Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the Exchange Notes and the Common Stock issuable upon conversion thereunder by the holders thereof. The Company is also required to use its best efforts to cause the Shelf Registration Statement to become effective under the Securities Act as promptly as possible, but in any event within 200 days after July 13, 2007. A description of the registration rights agreement has been previously reported in the Company’s Current Report on Form 8-K dated July 13, 2007, as filed with the SEC on July 19, 2007.

Other than in respect of the Exchange Offer, the Indenture and the Original Notes, neither the Company nor any of its affiliates has a material relationship with The Bank of New York or its affiliate, BNY Corporate Trustee Services Limited, which acted as trustee under the Original Notes.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the completion of the Exchange Offer, the Trust Deed dated July 13, 2007 between the Company and BNY Corporate Trustee Services Limited, as trustee, governing the Original Notes was terminated.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Indenture, dated September 19, 2007, between BMB Munai, Inc. and The Bank of New York relating to U.S. $60,000,000 5.0% Convertible Senior Notes Due 2012
Exhibit 4.2	Form of 5.0% Convertible Senior Note due 2012 (included in Exhibit 4.1 hereto)
Exhibit 99.1	Press Release of BMB Munai, Inc., dated September 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: September 24, 2007	By:	/s/ Adam R. Cook
Adam R. Cook
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated September 19, 2007, between BMB Munai, Inc. and The Bank of New York relating to U.S. $60,000,000 5.0% Convertible Senior Notes Due 2012
4.2	Form of 5.0% Convertible Senior Note due 2012 (included in Exhibit 4.1 hereto)
99.1	Press Release of BMB Munai, Inc., dated September 19, 2007

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